EXHIBIT 99.1

                          GREEN MOUNTAIN CAPITAL, INC.
                        CAPITAL STOCK PURCHASE AGREEMENT


         THIS AGREEMENT is made this 11th day of August, 2005 by and between SYDNEY HARLAND (the "Seller"), the controlling stockholder of GREEN MOUNTAIN CAPITAL, INC., a Nevada corporation (the "Company"), and APPLEBY PARTNERS & COMPANY, LLC, a limited liability corporation organized under the laws of New York (the "Purchaser").

         WHEREAS, the Seller desires to sell to the Purchaser 2,500,000 shares of the series A preferred stock of the Company, par value $0.001 per share, representing all the issued and outstanding Series A Preferred Stock (the "Series A Preferred Stock"), and 3,000,000 shares of the series C preferred stock of the Company, par value $0.001 per share, representing all the issued and outstanding Series C Preferred Stock (the "Series C Preferred Stock"); and

         WHEREAS, the Seller has exchanged 1,000,000 shares of the series B preferred stock of the Company, par value $0.001 per share (the "Series B Preferred Stock"), for the shares of the wholly owned subsidiary of Company, Vermont Motor Company, Inc.; and

         WHEREAS, the shares of the Series A Preferred Stock and the Series C Preferred Stock to be sold hereunder are hereinafter sometimes collectively referred to as the "Stock"; and

         WHEREAS, the Purchaser desires to purchase the Stock as hereinafter provided;

         NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

1. Purchase of Stock. At the closing of this Agreement (the "Closing"), upon the basis of the covenants, warranties and representations of the Purchaser set forth in this Agreement, the Seller will sell, transfer, assign, and deliver to the Purchaser 2,500,000 shares of the Series A Preferred Stock, and 3,000,000 shares of the Series C Preferred Stock, free and clear of all liens, pledges, rights of third parties and any other encumbrances, except as otherwise may be permitted hereunder.

2. Purchase Price. The purchase price for the Stock to be paid to the Seller by the Purchaser is $500,000 (the "Purchase Price").

3. Restrictive Legend. All shares of the Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

4. Representations and Warranties of the Seller. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Seller's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Seller believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Seller represents and warrants to the Purchaser as follows:

(a) Power and Authority. The Seller has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or


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documents to be delivered in connection herewith, including, without limitation,
the  other   agreements,   certificates   and  documents   contemplated   hereby
(collectively the "Other Agreements").

(b) Binding Effect. Upon execution and delivery by the Seller, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Seller, enforceable against the Seller in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Effect. Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Seller of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, of any contract, commitment or other obligation of the Company or the Seller or necessary for the operation of the Company following the Closing or any other contract, commitment, or other obligation to which the Seller or the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, its Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

(d) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Seller prior to the Closing to authorize the execution, delivery and performance by the Seller of this Agreement or the Other Agreements.

(e) Stock Ownership of the Shares to be Sold by the Seller. The Seller, who is the only legal and beneficial owner of the Stock, has good, absolute, and marketable title to 2,500,000 shares of the Series A Preferred Stock which constitute 100 percent of the issued and outstanding shares of the Series A Preferred Stock, and 3,000,000 shares of the Series C Preferred Stock, which constitute 100 percent of the issued and outstanding shares of the Series C Preferred Stock. The shares of the Stock to be sold by the Seller hereunder constitute all of the shares of the capital stock of the Company owned by the Seller. The Seller has the complete and unrestricted right, power and authority to cause the sale, transfer, and assignment of the Stock pursuant to this Agreement. The shares of the Series A Preferred Stock have voting rights of 200 to 1 and no conversion rights. The Series C Preferred Stock is nonconvertible and entitles the holder to 500 votes of the common stock of the Company, par value $0.001 per share (the "Common Stock") on all matters brought before the stockholders of the Company. The delivery of the Stock to the Purchaser as herein contemplated will vest in the Purchaser good, absolute and marketable title to the shares of the Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws. No one affiliated with the Seller or any of its officers, directors, or principal stockholders owns any shares of the capital stock of the Company, other than the shares of the Stock owned by the Seller.

(f) Organization and Standing of the Company. The Company is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. The Company has not qualified to do business in any other jurisdiction.

(g) No Subsidiaries. As of the Closing, the Company will have no subsidiaries or any other direct or indirect interests in any other companies, partnerships, joint ventures, limited liability companies or other persons.

(h) Capitalization and Other Outstanding Shares. The Company is authorized by its Articles of Incorporation to issue 10,000,000,000 shares of the Common Stock and 25,000,000 shares of preferred stock, par value $0.001 per share. There are three series of the Company's preferred stock, Series A with 17,000,000 shares authorized (herein, the "Series A Preferred Stock"), Series B with 5,000,000 shares authorized (herein, the "Series B Preferred Stock"), and the Series C with 3,000,000 shares authorized (herein, the "Series C Preferred Stock"). As of the date of this Agreement, the Company has duly and validly issued and outstanding, fully paid, and non-assessable, 899,754,942 shares of the Common


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Stock,  2,500,000 shares of the Series A Preferred Stock and 3,000,000 shares of the Series C Preferred Stock. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner, including without limitation, with respect to the voting, sale, transfer, rights of first refusal, rights of first offer, proxy or registration or calls, demands or commitments of any kind, to the issuance of the Stock or other securities or entitling anyone to acquire the Stock or other securities of the Company, whether directly or upon the exercise or conversion of other securities. There are, and at the Closing there will be, no outstanding contractual obligations of the Seller or the Company to repurchase, redeem or otherwise acquire any shares of their respective capital stock or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other entity or person. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company other than as set forth on Schedule 4(h) attached hereto.

(i) Assets and Liabilities. As of the Closing, the Company shall not have any debts, liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise).

(j) Taxes. All federal, state, local or foreign return, report, information return or other document (including any related or supporting information) filed or required to be filed with any governmental body in connection with the determination, assessment or collection of any Taxes (as defined below) or the administration of any laws, regulations or administrative requirements relating to any returns that are or were required to be filed by the Company, pursuant to the laws or administrative requirements of each governmental body with taxing power over it or its assets have been duly filed. "Taxes" means all taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any governmental body and shall include any transferee liability in respect of Taxes. There is no audit, action, suit, claim, proceeding or any investigation or inquiry, whether formal or informal, public or private, now pending or threatened against or with respect to the Seller or the Company in respect of any Tax. There exists no tax assessment, proposed or otherwise, against the Seller or the Company nor any lien for Taxes against any assets or property of the Seller or the Company. All Taxes that the Seller or the Company are or were required to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper governmental body. Neither the Seller nor the Company are a party to, bound by or subject to any obligation under any tax sharing, tax indemnity, tax allocation or similar agreement. There is no claim, audit, action, suit, proceeding, or investigation with respect to Taxes due or claimed to be due from the Seller or the Company or of any Tax Return filed or required to be filed by the Seller or the Company pending or threatened against or with respect to the Seller or the Company.

(k) Litigation. Except as set forth on Schedule 4(k) attached hereto, there is no action, suit, hearing, inquiry, review, proceeding or investigation by or before any court or governmental body pending, or threatened against or involving the Company, its affiliates or the Seller or with respect to the activities of any employee or agent of the Company. Neither the Seller nor the Company have received any notice of any event or occurrence which could result in any such action, suit, hearing, inquiry, review, proceeding or investigation, other than as set forth on Schedule 4(k) attached hereto.

(l) No Employees. As of the date of this Agreement as well as at the Closing, the Company does not have and will not have any employees or any other person or entity to which it is committed or obligated. The Company is not (a) providing or obligated to provide any profit sharing, deferred compensation, bonus, savings, stock option, stock purchase, pension, consulting, retirement, welfare or other incentive plan or agreement; (b) providing or obligated to provide "fringe benefits" or any employee perquisites to employees, including, without limitation, vacation, sick leave, medical, hospitalization, insurance and related benefits; or (c) a party to any employment or consulting agreement. No former employee of the Company has any claim on account of or for bonuses, vacation, time off earned or otherwise.

(m) Records. The books of account and minute books of the Company are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.



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(n) SEC Filings.  The Company has timely filed with the  Securities and Exchange
Commission all reports, schedules, forms, statements and other documents required (collectively, the "SEC Documents") to have been filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). The Company has not received any communication from the SEC, NASD or other regulatory agency with respect to the SEC Documents, other than as set forth on Schedule 4(n) attached hereto. All the comments have been adequately responded to and the SEC has had no further comments with respect to any of the SEC Documents. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(o) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books of account, corporate records and minute books of the Company are complete and correct in all material respects.

(p) Stock Issuances. All issuances by the Company of stock in past transactions have been legally and validly affected. All of the offerings were conducted in strict accordance with the requirements of Regulation D, Rules 504 and 506, as applicable, in full compliance with the requirements of the Securities Act and the Exchange Act, as applicable, and in full compliance with and according to the requirements of the New Hampshire and Nevada law and the Articles of Incorporation and By-laws of the company.

(q) Anti-takeover Plan; State Takeover Statutes. Neither the Company nor any of its subsidiaries has in effect any plan, scheme, device or arrangement, commonly or colloquially known as a "poison pill" or "anti-takeover" plan or similar plan, scheme, device or arrangement. No other state takeover statute or similar statute or regulation applies or purports to apply to this agreement or the transactions contemplated hereby.

(r) The Seller's Representations and Warranties True and Complete. All representations and warranties of the Seller in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

(s) No Knowledge of the Purchaser's Default. The Seller has no knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

(t) No Untrue Statements. No representation or warranty by the Seller in this Agreement or in any writing furnished or to be furnished pursuant hereto,


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

contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(u) Reliance. The foregoing representations and warranties are made by the Seller with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

(v) Conduct of Business in Normal Course. The Company will carry on its business and activities in substantially the same manner as they previously have been carried out and will not institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting, or operation that vary materially from those methods used by the Company as of the date of this Agreement.

(w) Issuances of Securities. The Company will not issue any shares of its capital stock, issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock of any class might be directly or indirectly authorized, issued, or transferred from treasury, or agree to do any of the acts listed above.

5. Representations and Warranties of the Purchaser. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Seller as follows:

(a) Power and Authority. The Purchaser has full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

(b) Binding Effect. Upon execution and delivery by the Purchaser, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

(d) The Purchaser's Representations and Warranties True and Complete. All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

(e) No Knowledge of the Seller's Default. The Purchaser has no knowledge that any of the Seller's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Seller is in default under any term or provision of this Agreement or the Other Agreements.

(f) No Untrue Statements. No representation or warranty by the Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(g) Reliance. The foregoing representations and warranties are made by the Purchaser with the knowledge and expectation that the Seller is placing complete reliance thereon.



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6. Conditions Precedent to Obligations of the Purchaser.  All obligations of the
Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

(a) Representations and Warranties True at the Closing. The representations and warranties of the Seller herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Seller shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

(b) Deliveries at the Closing. The Seller shall have delivered to the Purchaser at the Closing all of the documents required to be delivered hereunder.

(c) Resolution Electing Directors and Officers. The Seller shall have delivered to the Purchaser at the Closing a resolution of the Board of Directors of the Company effective before the Closing electing Steven W. Bingaman as a director and Chairman and President of the Company.

(d) Resignations of Directors and Officers. The Seller shall have delivered to the Purchaser at the Closing, following the election of Steven W. Bingaman as a director and Chairman and President of the Company, the written resignations of all of the directors and officers of the Company other than Steven W. Bingaman.

(e) Corporate Records, etc. The Seller shall have delivered to the Purchaser the originals of the Articles of Incorporation, Bylaws, minute books, and other corporate governance materials used since the inception of the Company.

(f) Current Report on Form 8-K, Form 3, and Schedule 13D. The Company shall have filed a Form 8-K reporting the execution of this Agreement within the time prescribed by law. In addition, the Company shall file on behalf of the Purchaser a Form 3 and Schedule 13D on behalf of the Purchaser as required by the Securities Act and the Exchange Act.

(g) Transfer Agent Information. The Company shall have delivered to the Purchaser at the Closing a certified list from the transfer agent for the Company showing all of the stockholders of the Company and a letter from the transfer agent stating that there are no fees owed to the transfer agent as of the Closing.

7. Conditions Precedent to Obligations of the Seller. All obligations of the Seller under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

(a) Representations and Warranties True at Closing. The representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing.

(b) Payment of the Purchase Price. The Purchaser shall have delivered the Purchase Price less $100,000 (the "Holdback Amount"). The Holdback Amount shall be deposited in escrow with Glast, Phillips & Murray, P.C. and released in accordance with the terms of the escrow agreement described in Attachment 1 hereto.

8. The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire six months following the Closing.

9. Indemnification by the Seller. The Seller agrees to indemnify and hold harmless the Purchaser and its affiliates against and in respect to all damages (as hereinafter defined) up to the amount of the Purchase Price. Damages, as


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used herein shall include any claim,  salary,  wage, action, tax, demand,  loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Seller in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Seller in or pursuant to this Agreement, breach or default in the performance by the Seller of any of the obligations to be performed by it hereunder, or relating to any Form S-8 filed by the Company with the Securities and Exchange Commission prior to the date hereof. Any Damages incurred by the Purchaser shall first be settled by deducing said amount from the Holdback Amount.

         Notwithstanding the scope of the Seller's representations and warranties herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the Closing, damages shall also include all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the
Company, as of the date hereof, whether known or unknown by the Seller; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the Closing involving the Company or any stockholders thereof other than the Seller, whether or not disclosed to the Purchaser; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from (i) the Company's infringement or claimed infringement upon or acting adversely to the rights or claimed rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights or patent licenses; or (ii) any claim or pending or threatened action with respect to the matters described in clause
(i); all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the Company's failure in any respect to perform any obligation required by it to be performed at or prior to the Closing, or by reason of any default of the Company, at the Closing, under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

         The Seller shall reimburse and/or pay on behalf of the Purchaser and/or the Company on demand for any payment made or required to be made by the Purchaser and/or the Company at any time after the Closing based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give, or the Purchaser shall cause the Company to give, the Seller written notice within 30 days after notification of any litigation threatened or instituted against the Company which might constitute the basis of a claim for indemnity by the Purchaser and/or the Company against the Seller.

         Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire six months after the Closing.

10. Records of the Company. For a period of five years following the Closing, the books of account and records of the Company pertaining to all periods prior to the Closing shall be available for inspection by the Seller for use in connection with tax audits.

11. Further Conveyances and Assurances. After the Closing, the Seller and the Purchaser will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Stock and to consummate the transactions contemplated hereby.

12. Closing. The Closing of the sale and purchase contemplated hereunder shall be on or before July 22, 2005, subject to acceleration or postponement from time to time as the Seller and the Purchaser may mutually agree.

13. Deliveries at the Closing by the Seller. At the Closing the Seller, shall deliver to the Purchaser:



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

(a) Certificates representing 2,500,000 shares of the Series A Preferred Stock, and 3,000,000 shares of the Series C Preferred Stock, duly endorsed by the Seller, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

(b) The resolution of the Board of Directors of the Company electing Steven W Bingaman as a director and Chairman and President of the Company as described in Paragraph 6(c) hereof. (c) The resignation of Sydney Harland as the sole director and officer of the Company.

(d) A good standing certificate of the Seller, dated no less than two days prior to the Closing.

(e) A certified list from the transfer agent for the Company showing all of the stockholders of the Company.

(f) A letter from the transfer agent stating that there are no fees owed to the transfer agent as of the Closing.

(g) The Escrow Agreement described in Attachment 1 hereto.

(h) Any other document which may be necessary to carry out the intent of this Agreement.

14. Deliveries at the Closing by the Purchaser. At the Closing, the Purchaser shall deliver to the Seller the following:

(a) The sum of $500,000 to be paid by wire transfer in immediately available funds. The funds shall be wired to Gateway National Bank, 12655 N. Central Expressway, Suite 100, Dallas, Texas, For the Benefit of Glast, Phillips & Murray, A Professional Corporation, Trust Account No. 1714724 and Routing Number 111010060. Notwithstanding anything herein contained to the contrary, it is understood that $100,000 shall be transferred to the escrow agent under the Escrow Agreement and held pursuant to the terms thereof.

(b) Any other document which may be necessary to carry out the intent of this Agreement.

15. No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

16. Brokerage. The Seller and the Purchaser agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

17. Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in New York. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) New York law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in New York, New York, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

18. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

19. Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

20. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Seller, addressed to Mr. Sydney Harland at 1207 Delaware Avenue, Suite 410, Buffalo, New York 14209, telephone (905) 336-2111, telecopier (905) 336-2420, and e-mail Harmuir@aol.com; and if to the Purchaser, addressed to Mr. Steven W. Bingaman at Appleby Partners, LLC, 81 Greene Street, No. 3, New York, New York 10012, telephone (212) 274-8101, telecopier (212) 274-8102 and e-mail sb@applebypartners.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

21. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

22. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

23. Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

24. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

25. Incorporation by Reference. The Attachments and Schedules to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

26. Controlling Agreement. In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

27. Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for New York County, New York, as well as of the Courts of the State of New York over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

28. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

29. Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         IN WITNESS WHEREOF, this Agreement has been executed on the date first written above.




                               /s/ Sydney Harland
                                   SYDNEY HARLAND


                         APPLEBY PARTNERS & COMPANY, LLC



                           By /s/ Steven W. Bingaman
                                  Steven W. Bingaman, Managing Member

Attachments:
Schedule 4(h) Anti-Dilution Provisions Schedule 4(k) Litigation Schedule 4(n) Communications from the SEC and NASD

Attachment 1    The Escrow Agreement















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